SOMERSET EXCHANGE FUND



Semi-Annual Report
June 30, 1997



DEAR SHAREHOLDER                  Somerset Exchange Fund, June 30, 1997

Somerset Exchange Fund, along with the US equity market overall, had a volatile but extraordinary first half of 1997. The momentum established early in 1997 was almost erased by the early part of April, subsequent to the preemptive increase in short-term interest rates by the Federal Reserve Board's Federal Open Market Committee on March 25, 1997. A nearly 10% decline culminated with a 20.69 point drop in the unmanaged Standard & Poor's 500 (S&P 500) Composite Index on April 11, 1997, its third-largest single-day decline in history. This became the launching point for a powerful second-quarter rebound for the equity market, propelled by continued prospects for subdued inflation and a rallying bond market. A lackluster first quarter, in which the Fund's reported net asset value per share declined by 0.78%, was followed by an explosive rally during the second quarter as the Fund's reported net asset value per share rose by 18.65%.

The Fund's net assets increased to approximately $93.4 million as of June 30, 1997 from approximately $79.3 million as of year-end 1996. Our equity portfolio increased in value by nearly $13 million in the first half of 1997, and on June 30, 1997 was valued at $94.1 million. Preferred stock holdings were valued at $25.3 million on June 30, 1997, and the Fund continues to have outstanding loans of $28 million. The gains in the equity portfolio were relatively broad-based, as rising stocks outnumbered declining stocks by a 5-to-2 ratio, led by double-digit gains in the capital goods (particularly electrical equipment), communications, healthcare and transportation sectors. Among the portfolio's best-performing stocks during the six-month period ended June 30, 1997 were: Caliber Systems, Inc. (+91%); Stratus Computer, Inc. (+88%); Horizon/CMS Healthcare Corp. (+87%); Warner-Lambert Co. (+59%); Pinnacle Systems, Inc. (+57%); Regis Corp. (+52%); and Lucent Technologies, Inc. (+51%). Among the poorest-performing stocks in the portfolio were: Mercury Finance Company (-80%); Boston Chicken, Inc. (-60%); Informix Corp. (-57%); HEARx, Ltd. (-53%); and 3Com Corp. (-43%).

As of June month-end, the Fund's largest equity positions were: Watson Pharmaceuticals, Inc. ($3.997 million); Medpartners/Mullikin, Inc. ($3.602 million); St. John Knits, Inc. ($3.069 million); MAXXAM Group, Inc. ($2.996 million); and UST, Inc. ($2.775 million).

Twenty eight of the equity securities were categorized as restricted. This classification requires the price of each security to be discounted when computing the net asset value of the Fund. The discounting formula provided for a gradual elimination of the discount during the two years following the planned closing. However, in accordance with a revised regulation affecting these securities, beginning on April 30, 1997, the discount period changed from two years to one year. The elimination of the discount applied to the restricted securities was accelerated, and was completed by July 11, 1997. On December 31, 1996, the Fund's discounted net asset value per share was $516.04; the net asset value per share with no discount applied was $540.03 -- an overall discount of 4.44%. On June 30, 1997, the discounted net asset value per share was $607.47, and with no discount applied was $617.43 per share, a discount of 1.61%. On a discounted basis, the Fund's total return during the six-month period ended June 30, 1997 was +17.72%. During the first half of 1997, the S&P 500 Index had a total return of +20.55%. Based on its starting non-discounted net asset value of $503.02 per share (before deduction of offering costs), the Fund's total return since inception was +20.76%. At the time of the Fund's inception, it was necessary to borrow sufficient capital to pay for the Fund's holdings of preferred stock as well as its start-up costs. The borrowing consisted of a $25 million floating rate loan, reset quarterly based on 3-month London Interbank Offered Rate (LIBOR), and a $3 million floating rate loan reset annually, based on 12-month LIBOR. The quarterly loan was reset on April 14, 1997 to 5.84375% (plus a 0.60% margin), an increase of 25 basis points over the January 13, 1997 rate of 5.59375%. The rate increase was offset, however, by the fixed-rate for floating-rate swap the Fund entered into at inception. On April 15, 1997 the floating rate to be paid by Goldman Sachs Financial Products was increased to 5.81641%, a 22 basis point increase over the prior rate set on January 15, 1997.

Several new positions were acquired by the Fund during the first half of 1997. NCR Corporation was spun-off from AT&T Corp. on January 2, 1997, and the Fund received 512 shares of NCR. On the same day, MFS Communications Co., Inc. merged with WorldCom Inc., with the Fund's holdings of MFS being converted into 19,269 shares of WorldCom. Also on January 2, Unisource Worldwide, Inc. spun-off from Alco Standard Corp. (which changed its name to Ikon Office Solutions, Inc. on January 27), resulting in the Fund receiving 5,000 shares of Unisource. Finally, the Fund's shares of First USA Holdings, Inc. were converted into 34,956 shares of Banc One Corporation on June 30, 1997 as the result of an acquisition.

In Conclusion
We thank you for your investment in Somerset Exchange Fund, and we look forward to reviewing our outlook with you again in our next report to shareholders.

Sincerely,

/S/TERRY K. GLENN
Terry K. Glenn
President

/S/ERIC S. MITOFSKY
Eric S. Mitofsky
Vice President and Portfolio Manager

August 8, 1997



THE BENEFITS AND RISKS OF LEVERAGING

Somerset Exchange Fund utilizes leverage through borrowings. Investing borrowed money creates an opportunity for the Fund to be more broadly invested and to earn higher investment returns. However, investing borrowed money is a speculative technique that creates risks, including the likelihood of greater net asset value volatility. Interest rate fluctuations could negatively impact the Fund's net asset value. In addition, if the income derived from securities purchased with assets received from the borrowings is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used. As prescribed by the Investment Company Act of 1940, the Fund has specified asset coverages of at least 300% with respect to any borrowing immediately following any such borrowing. Loan agreements may contain other requirements which could limit distributions or require the Fund to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. In the event of a default, the lender could elect to foreclose on any assets pledged as collateral without regard to the tax or other consequences of such action on either any shareholder who contributed a particular security or on shareholders generally.

OFFICERS AND TRUSTEES

Individual Trustees
Terry K. Glenn
Jack B. Sunderland
Stephen B. Swensrud
J. Thomas Touchton
David Fann

Officers
Terry K. Glenn, President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Eric S. Mitofsky, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
Robert E. Putney III, Secretary

Somerset Exchange Fund
800 Scudders Mill Road
Plainsboro, NJ 08536

Investment Adviser, Adviser Trustee and Administrator
Merrill Lynch Asset Management, L.P.
800 Scudders Mill Road
Plainsboro, NJ 08536
609-282-2800

Sub-Administrator
United States Trust Company of New York
114 West 47th Street
New York, NY 10036

Custodian
The Chase Manhattan Bank, N.A.
Mutual Funds Service Division
770 Broadway
New York, NY 10003-9598

Transfer Agent
Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108-3913

Placement Agent
Merrill Lynch & Co.

Selected Dealer
UST Financial Services Corp.


Legal Counsel
Brown & Wood

Independent Auditors
Deloitte & Touche LLP





SCHEDULE OF INVESTMENTS

Common Stock                                                                                     Shares                 Value
Sectors                  Industries                             Investments                       Held                (Note 1a)

Basic Materials          Aluminum                +MAXXAM Group, Inc.                              64,000             $2,996,000
                         Chemicals                duPont (E.I.) de Nemours & Co.                  40,000              2,515,000
                         Chemicals -- Diverse    +Airgas, Inc.                                    24,000                475,500
                         Paper & Forest Products  Longview Fibre Co.                              29,140                484,453

Capital Goods            Electrical Equipment    +AFC Cable Systems, Inc. (a)                     20,000                511,406
                                                  General Electric Co.                            27,942              1,826,708
                                                  Honeywell, Inc.                                  5,715                433,626
                         Engineering &           +Jacobs Engineering Group, Inc. (a)              77,250              1,964,653
                         Construction
                         Manufacturing            Dover Corp.                                      6,900                424,350
                         Pollution Control        World Fuel Services Corp. (a)                   46,000                952,784

Consumer Cyclicals       Auto Parts               Bandag, Inc. (Class A)                           6,200                301,863
                         Entertainment           +Pinnacle Systems, Inc.                          60,000              1,023,750
                                                  Walt Disney Company (The)                       29,000              2,327,250
                         Hotel/Motel             +Harrah's Entertainment, Inc. (a)                40,000                681,288
                         Household Furniture      Bassett Furniture Industries, Inc.              12,000                339,000
                         & Appliances             Leggett & Platt, Inc.                           43,000              1,849,000
                         Leisure Time            +Grand Casinos, Inc. (a)                         61,300                854,908
                         Office Equipment         Ikon Office Solutions, Inc.                     10,000                249,375
                         & Supplies               Unisource Worldwide, Inc.                        5,000                 80,000
                         Publishing -- Newspaper  Times Mirror Co.                                11,330                625,983
                         Restaurants              Bob Evans Farms, Inc.                           50,000                846,875
                                                 +Boston Chicken, Inc.                            30,000                420,000
                                                  Darden Restaurants, Inc.                        18,605                168,608
                                                  McDonald's Corp.                                 4,255                205,570
                                                 +Rainforest Cafe, Inc. (a)                       15,000                364,070
                         Retail -- General        Casey's General Stores, Inc. (a)                15,000                306,383
                         Merchandise
                         Retail -- Specialty      Amplicon, Inc.                                  62,500              1,500,000
                                                 +Office Depot, Inc.                              48,000                933,000
                                                  Regis Corp.                                     20,000                472,500
                                                 +Sunglass Hut International, Inc. (a)            12,000                 74,732
                         Specialized Services    +AccuStaff, Inc.                                 30,600                724,838
                                                 +Catalina Marketing Corporation                  23,000              1,106,875
                                                  Service Corporation International (a)           12,000                385,516
                                                  Servicemaster L.P.                              55,013              1,248,096
                         Textiles -- Apparel      Russell Corp.                                   19,900                589,538
                         Manufacturing            St. John Knits, Inc. (a)                        59,954              3,068,518

Consumer Staples         Beverages -- Soft Drink  Coca-Cola Co.                                   13,800                931,500
                                                  PanAmerican Beverages, Inc. (Class A)           28,000                920,500
                         Foods                    Archer-Daniels-Midland Co.                      10,884                255,774
                                                  General Mills, Inc.                              4,000                260,500
                                                  Heinz (H.J.) Co.                                16,200                747,225
                                                  Ralston Purina Co.                               6,000                493,125
                         Household Products       Procter & Gamble Co.                            11,081              1,565,191
                         Retail -- Food Chains    Albertson's, Inc.                                7,500                273,750
                                                 +Safeway, Inc.                                   12,000                553,500
                                                  Smart & Final, Inc. (a)                         60,000              1,393,266
                         Tobacco                  Philip Morris Companies, Inc.                   41,013              1,819,952
                                                  UST, Inc.                                      100,000              2,775,000

Energy                   Oil -- International     Exxon Corp.                                     33,000              2,029,500

Healthcare               Healthcare --            Abbott Laboratories                             37,685              2,515,474
                         Diversified              Johnson & Johnson Co.                           19,600              1,261,750
                                                  Warner-Lambert Co.                               5,500                683,375
                         Healthcare -- Drugs      Pfizer, Inc.                                    10,200              1,218,900
                                                 +Watson Pharmaceuticals, Inc. (a)               100,000              3,997,070
                         Healthcare -- HMOs      +Medpartners/Mullikin, Inc.                      13,600                294,100
                                                 +Medpartners/Mullikin, Inc. (a)                 161,400              3,308,297
                                                 +Mid Atlantic Medical Services, Inc.             21,240                330,548
                         Healthcare --           +Apria Healthcare Group, Inc. (a)                39,060                656,579
                         Miscellaneous           +Community Care of America, Inc. (a)             35,000                119,987
                                                 +Exogen, Inc. (a)                                35,000                132,157
                                                 +HEALTHSOUTH Corporation (a)                     56,000              1,334,917
                                                 +HEARx, Ltd. (a)                                 60,000                 85,182
                                                 +Horizon/CMS Healthcare Corp. (a)                68,451              1,301,158
                                                 +OccuSystems, Inc. (a)                           36,145                992,415
                         Hospital Management     +Tenet Healthcare Corp.                          25,000                739,062
                         Medical Products        +Saint Jude Medical, Inc. (a)                    50,000              1,848,356

Interest Rate Sensitive  Banks -- Money Center    Chase Manhattan Corp.                            5,000                485,312
                         Banks -- Regional        First Union Corporation                          4,200                388,500
                                                  Northern Trust Corp.                            18,900                914,287
                                                  PNC Bank Corp.                                  18,860                785,047
                                                  Wells Fargo & Company                            2,100                565,950
                         Financial --             Banc One Corporation                            34,956              1,693,182
                         Miscellaneous            Forest City Enterprises, Inc.                   33,000              1,575,750
                                                  Mercury Finance Company                         37,000                 90,187
                                                  Student Loan Marketing Association               4,110                521,970
                         Insurance -- Brokers     Marsh & McLennan Companies, Inc.                 8,800                628,100
                         Insurance -- Life        John Alden Financial Corporation                11,536                241,535
                         Insurance -- Multiline   American International Group, Inc.               5,015                749,116
                         Insurance -- Property    Commerce Group, Inc. (a)                        50,000              1,166,830
                         Savings & Loan           Ahmanson (H.F) & Co.                            50,400              2,167,200
                                                  CCB Financial Corp.                              6,643                485,769

Miscellaneous            Miscellaneous           +Imation Corp.                                      286                  7,543
                                                  Minnesota Mining & Manufacturing Co.             2,860                291,720

Technology               Communication           +WorldCom, Inc.                                  19,269                616,608
                         Equipment
                         Computer Software       +Informix Corp.                                  13,273                119,457
                                                 +Parametric Technology Company                    7,000                297,937
                                                 +SunGard Data Systems, Inc.                       8,100                376,650
                         Computer Systems        +3Com Corp. (a)                                   6,000                268,820
                                                 +COMPAQ Computer Corp.                            6,300                625,275
                                                 +Cerplex Group, Inc. (a)                         50,000                 29,285
                                                  Hewlett-Packard Co.                             16,000                896,000
                                                  International Business Machines Corp.           13,000              1,172,437
                                                 +Stratus Computer, Inc. (a)                      10,000                472,243
                         Electronics --          +Genrad, Inc.                                    25,000                565,625
                         Instruments
                         Electronics --           Intel Corporation                                4,000                567,250
                         Semiconductors           Motorola, Inc. (a)                              31,500              2,363,133
                                                 +Solectron Corp.                                  9,750                682,500
                         Telecommunications       AT&T Corp.                                       8,200                287,512
                                                  Lucent Technologies, Inc.                        2,657                191,470
                                                 +NCR Corporation                                    512                 15,232

Transportation           Truckers                +Anuhco, Inc. (a)                                34,221                291,820
                                                  Caliber Systems, Inc.                            8,600                320,350

Utilities                Electric Utilities      +Citizens Utilities Company (Class A)            26,637                249,726
                         Telephone                ALLTELL Corp. (a)                               35,000              1,109,538
                                                 +C-TEC Corp. (Class B)                           35,000              1,203,125
                                                  Telephone & Data Systems, Inc.                  11,300                429,400

Preferred Stock          Banks -- Foreign         Banesto Holdings Corp. (10.50%, Series A)
                                                  (ADR)* (a)                                     476,786             14,899,562
                                                  Indosuez Holdings, S.C.A. (10.375%,
                                                  Series A) (ADR)* (a)                           379,000             10,422,500

Short-Term               Commercial Paper**       General Motors Acceptance Corp., 6.25%
Investments                                       due 7/01/1997                               $2,265,000              2,264,607

                                                  Investments, at Value                                             121,666,186
                                                  Interest Rate Swaps                                                  (391,752)
                                                  Liabilities in Excess of Other Assets                             (27,905,382)
                                                                                                                   ------------
                                                  Net Assets                                                        $93,369,052
                                                                                                                   ============

(a) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately
    $55,357,000, representing 59.3% of net assets.


                                                                         Value as of
                                        Acquisition       Value as of      6/30/97
     Common Stock                         Date++            7/11/96       (Note 1a)
     3Com Corp.                          7/11/1996         $273,000       $268,820
     AFC Cable Systems, Inc.             7/11/1996          325,000        511,406
     ALLTELL Corp.                       7/11/1996        1,041,250      1,109,538
     Anuhco, Inc.                        7/11/1996          286,601        291,820
     Apria Healthcare Group, Inc.        7/11/1996        1,122,975        656,579
     Casey's General Stores, Inc.        7/11/1996          281,250        306,383
     Cerplex Group, Inc.                 7/11/1996          343,750         29,285
     Commerce Group, Inc.                7/11/1996        1,075,000      1,166,830
     Community Care of America, Inc.     7/11/1996          273,438        119,987
     Exogen, Inc.                        7/11/1996          288,750        132,157
     Grand Casinos, Inc.                 7/11/1996        1,478,863        854,908
     HEALTHSOUTH Corporation             7/11/1996          973,000      1,334,917
     HEARx, Ltd.                         7/11/1996          367,500         85,182
     Harrah's Entertainment, Inc.        7/11/1996          945,000        681,288
     Horizon/CMS Healthcare Corp.        7/11/1996          855,638      1,301,158
     Jacobs Engineering Group, Inc.      7/11/1996        2,018,156      1,964,653
     Medpartners/Mullikin, Inc.          7/11/1996        3,086,775      3,308,297
     Motorola, Inc.                      7/11/1996        1,823,063      2,363,133
     OccuSystems, Inc.                   7/11/1996        1,125,013        992,415
     Rainforest Cafe, Inc.               7/11/1996          395,625        364,070
     Saint Jude Medical, Inc.            7/11/1996        1,653,125      1,848,356
     Service Corporation
     International                       7/11/1996          336,000        385,516
     Smart & Final, Inc.                 7/11/1996        1,507,500      1,393,266
     St. John Knits, Inc.                7/11/1996        2,682,942      3,068,518
     Stratus Computer, Inc.              7/11/1996          261,250        472,243
     Sunglass Hut International, Inc.    7/11/1996          237,000         74,732
     Watson Pharmaceuticals, Inc.        7/11/1996        3,487,500      3,997,070
     World Fuel Services Corp.           7/11/1996          828,000        952,784
                                                      -------------  -------------
                                                         29,372,964     30,035,311
                                                      =============  =============

     Preferred Stock                                        Cost
     Banesto Holdings Corp.
     (10.50%, Series A) (ADR)            7/11/1996       14,121,115     14,899,562
     Indosuez Holdings, S.C.A.
     (10.375%, Series A) (ADR)           7/11/1996       10,418,170     10,422,500
                                                      -------------  -------------
                                                         24,539,285     25,322,062
                                                      -------------  -------------
     Total                                              $53,912,249    $55,357,373
                                                      =============  =============

++ For Federal income tax purposes, the date the contributing shareholder acquired the security represents the acquisition date.
+  Non-income producing security.
*  American Depositary Receipts (ADR).
** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

See Notes to Financial Statements.






STATEMENT OF ASSETS AND LIABILITIES

                       As of June 30, 1997

Assets:                 Investments, at value (cost at closing -- $105,314,019) (Note 1a)                       $121,666,186
                        Cash                                                                                             659
                        Dividends receivable                                                                         639,997
                        Deferred organization expenses (Note 1e)                                                     276,838
                                                                                                               -------------
                        Total assets                                                                             122,583,680
                                                                                                               -------------

Liabilities:            Loans (Note 5)                                                                            28,000,000
                        Interest rate swaps, at value (Notes 1b & 3)                                                 391,752
                        Payables:
                        Interest on loans (Note 5)                                             $552,824
                        Investment adviser (Note 2)                                             127,053
                        Interest rate swap contracts (Notes 1b & 3)                              51,224
                        Administrator (Note 2)                                                   42,351              773,452
                                                                                          -------------
                        Accrued expenses and other liabilities                                                        49,424
                                                                                                               -------------
                        Total liabilities                                                                         29,214,628
                                                                                                               -------------

Net Assets:             Net assets                                                                               $93,369,052
                                                                                                               =============

Net Assets              Capital stock                                                                            $76,850,423
Consist of:             Undistributed investment income -- net                                                       558,207
                        Undistributed realized capital gains on investments -- net                                         7
                        Unrealized appreciation on investments -- net                                             15,960,415
                                                                                                               -------------
                        Net assets -- Equivalent to $607.47 per share based on 153,701
                        shares of beneficial interest outstanding                                                $93,369,052
                                                                                                               =============

                        See Notes to Financial Statements.






STATEMENT OF OPERATIONS

                       For the Six Months Ended June 30, 1997

Investment             Dividends                                                                                  $1,631,063
Income (Note 1d):      Interest and discount earned                                                                   56,227
                                                                                                               -------------
                       Total income                                                                                1,687,290
                                                                                                               -------------

Expenses:              Loan interest expense (Note 5)                                         $899,932
                       Investment advisory fees (Note 2)                                       245,086
                       Interest rate swap expense (Notes 1b & 3)                               139,991
                       Administrative fees (Note 2)                                             81,695
                       Amortization of organization expenses (Note 1e)                          31,377
                       Professional fees                                                        28,603
                       Trustees' fees and expenses                                               6,961
                       Borrowing costs (Note 5)                                                  3,500
                       Pricing fees                                                                340
                                                                                         -------------
                       Total expenses                                                                              1,437,485
                                                                                                               -------------
                       Investment income -- net                                                                      249,805
                                                                                                               -------------

Realized & Unrealized  Realized gain on investments -- net                                                                 7
Gain on Investments    Change in unrealized appreciation on investments -- net                                    13,804,142
(Notes 1b, 1d & 3):                                                                                            -------------
                       Net Increase in Net Assets Resulting from Operations                                      $14,053,954
                                                                                                               =============

                       See Notes to Financial Statements.






STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        For the Six            For the Period
                                                                                       Months Ended            July 11, 1996+
                                                                                         June 30,                to Dec. 31,
Increase (Decrease) in Net Assets:                                                         1997                     1996

Operations:            Investment income -- net                                           $249,805                $308,402
                       Realized gain on investments -- net                                       7                      --
                       Change in unrealized appreciation on investments -- net          13,804,142               2,156,273
                                                                                       -----------             -----------
                       Net increase in net assets resulting from operations             14,053,954               2,464,675
                                                                                       -----------             -----------

Beneficial Interest    Investments contributed                                                  --              78,510,168
Transactions (Note 4): Cash contributions                                                       --                 544,000
                       Selling commissions and offering expenses resulting from
                       issuance of capital stock                                                --              (2,203,745)
                                                                                       -----------             -----------
                       Net increase in net assets derived from beneficial interest
                       transactions                                                             --              76,850,423
                                                                                       -----------             -----------

Net Assets:            Total increase in net assets                                     14,053,954              79,315,098
                       Beginning of period                                              79,315,098                      --
                                                                                       -----------             -----------
                       End of period*                                                  $93,369,052             $79,315,098
                                                                                       ===========             ===========
                     * Undistributed investment income -- net                             $558,207                $308,402
                                                                                       ===========             ===========
                     + Commencement of Operations.

                       See Notes to Financial Statements.






STATEMENT OF CASH FLOWS

                       For the Six Months Ended June 30, 1997


Cash Provided by       Net increase in net assets resulting from operations                                  $14,053,954
Operating Activities:  Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                       Decrease in receivables                                                                     7,188
                       Increase in other liabilities                                                              68,688
                       Realized and unrealized gain on investments -- net                                    (13,804,149)
                       Amortization of discount                                                                  (56,228)
                                                                                                             -----------
                       Net cash provided by operating activities                                                 269,453
                                                                                                             -----------

Cash Used for          Proceeds from sales of long-term securities                                                    47
Operating Activities:  Purchases of short-term investments                                                  (257,084,186)
                       Proceeds from sales and maturities of short-term investments                          256,814,000
                                                                                                             -----------
                       Net cash used for financing activities                                                   (270,139)
                                                                                                             -----------

Cash:                  Net decrease in cash                                                                         (686)
                       Cash at beginning of period                                                                 1,345
                                                                                                             -----------
                       Cash at end of period                                                                        $659
                                                                                                             ===========

Cash Flow Information: Cash paid for interest                                                                   $941,654
                                                                                                             ===========

                       See Notes to Financial Statements.






FINANCIAL HIGHLIGHTS


The following per share data and ratios have been derived                                      For the Six        For the Period
from information provided in the financial statements.                                         Months Ended       July 11, 1996+
                                                                                               June 30, 1997     to Dec. 31, 1996
Increase (Decrease) in Net Asset Value:

Per Share Operating     Net asset value, beginning of period                                     $516.04             $503.02
Performance:            Capital charge resulting from issuance of shares                              --               (3.02)
                                                                                             -----------         -----------
                        Net asset value, beginning of period, net of capital charges              516.04              500.00
                                                                                             -----------         -----------
                        Investment income -- net                                                    1.62                2.01
                        Realized and unrealized gain on investments -- net (including
                        discount for restricted securities)                                        89.81               14.03
                                                                                             -----------         -----------
                        Total from investment operations                                           91.43               16.04
                                                                                             -----------         -----------
                        Net asset value, end of period                                           $607.47             $516.04
                                                                                             ===========         ===========

Total Investment        Based on net asset value per share                                         17.72%               2.59%
Return:**               Based on net asset value, net of capital charge                            17.72%               3.21%
                                                                                             ===========         ===========

Ratios to Average       Expenses, excluding interest expense                                        1.05%*              1.05%*
Net Assets:                                                                                  ===========         ===========
                        Expenses                                                                    3.79%*              3.78%*
                                                                                             ===========         ===========
                        Investment income -- net                                                     .66%*               .87%*
                                                                                             ===========         ===========

Supplemental Data:      Net assets, end of period (in thousands)                                 $93,369             $79,315
                                                                                             ===========         ===========
                        Portfolio turnover                                                          0.00%               0.00%
                                                                                             ===========         ===========

Leverage:               Amount of borrowings, end of period (in thousands)                       $28,000             $28,000
                                                                                             ===========         ===========
                        Average amount of borrowings outstanding during the period
                        (in thousands)                                                           $28,000             $28,000
                                                                                             ===========         ===========
                        Average amount of borrowings per share during the period                 $182.17             $182.17
                                                                                             ===========         ===========
                      * Annualized.
                     ** Aggregate total investment return.
                      + Commencement of Operations

                        See Notes to Financial Statements.




Somerset Exchange Fund, June 30, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Somerset Exchange Fund (the "Fund") is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Investments in the Fund were made by investors contributing publicly-traded equity securities in exchange for shares of beneficial interest in the Fund. Shares of beneficial interest are illiquid unless and until shareholders vote to convert the Fund into an open-end investment company (or, if appropriate, an interval fund, which is a closed-end investment company which makes scheduled periodic repurchase offers, if at that time redemptions in kind are permissible). No present market exists for the shares of beneficial interest and none is expected to develop. The Fund is not listed on an exchange or otherwise regularly traded. No provision is made initially for the Fund to provide liquidity through cash tender offers or other means that may be available to closed-end investment companies. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities -- Securities for which market quotations are readily available and which are not restricted securities, including listed options and futures contracts, are valued at their current market values in the principal market on which such securities are normally traded. The value of equity securities that are not restricted securities and are listed on the New York or American Stock Exchanges or listed on the NASDAQ National Market System are at the closing sale prices or, lacking any closing price, the closing bid price. Equity securities that are not restricted securities and are not listed on the New York or American Stock Exchanges but that are listed on any other securities exchange are valued as if listed on the New York Stock Exchange, providing the close of trading coincides. If the close of trading on such securities exchange does not coincide with the close of trading on the New York Stock Exchange, the value is based on the latest available price data at the time of determination of net asset value. Unlisted readily marketable equity securities that are not restricted securities are valued at the bid price in the over-the-counter market.

Merrill Lynch Asset Management, L.P. ("MLAM"), subject to the supervision of the Trustees of the Fund, generally values restricted securities at discounts to the fair market value of freely tradable securities of the same class. CTC Consulting, Inc. may assist MLAM in the valuation of restricted securities. Such discounts, which may vary with respect to particular securities, we initially expected to range between 5% and 25% of the fair market value of freely tradable securities with such discounts diminishing until the time the restricted securities become freely tradable.

Pursuant to procedures authorized by the Trustees of the Fund, the preferred stock holdings are valued at fair value as determined by MLAM or its designee, after consideration of all relevant factors, data and information, which may include information from various firms with knowledge of such issues, and the prices of comparable preferred stock issues. Unlisted options and interest rate and equity swaps are valued at their fair values determined in good faith by or on behalf of the Trustees of the Fund.

(b) Derivative financial instruments -- The Fund engages in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and equity markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Options -- The Fund is authorized to write call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund does not expect to sell securities contributed by shareholders upon exercise of written call options and purchased put options.

Written and purchased options are non-income producing investments.

[bullet] Financial futures contracts -- The Fund may purchase or sell financial futures contracts as a hedge against adverse changes in interest rates and the stock market. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Interest rate swaps -- The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes -- The Fund is treated as a partnership for federal income tax purposes. As a partnership for federal income tax purposes, the Fund does not incur federal income tax liability. Items of partnership income, gain, loss and deduction pass through to the shareholders as partners in the Fund.

(d) Security transactions and investment income -- Interest income (including amortization of discount) is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Distributions -- Distributions of cash from investment income are made at least annually in such amounts as the Trustees of the Fund determine. Distributions of cash from realized capital gains are made at least annually in years in which such gains are realized. The Fund does not offer a dividend reinvestment plan.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLAM. The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a quarterly fee of 0.60%, on an annual basis, of the Fund's average weekly net assets. For this purpose, "average weekly net assets" means the average weekly value of the total assets of the Fund minus the sum of (i) accrued liabilities of the Fund, and (ii) any accrued and unpaid interest on outstanding borrowings.

The Fund has also entered into an Administration Agreement with MLAM whereby MLAM provides or arranges for the provision of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. Such services include maintaining books and records and providing or arranging for the provision of custody and transfer agency services. For such services, the Fund pays a quarterly fee of 0.20%, on an annual basis, of the Fund's average weekly net assets as defined above.

MLAM has entered into a Sub-Administration Agreement with United States Trust Company of New York ("US Trust") whereby US Trust provides information and advice relating to securities valuation and portfolio activities. For such services, MLAM pays US Trust a quarterly fee of 0.05%, on an annual basis, of the Fund's average weekly net assets as defined above. US Trust is compensated directly by MLAM out of the administration fee at no additional cost to the Fund.

MLAM has entered into a Shareholder Servicing Agreement with US Trust whereby US Trust provides or arranges for the provision of shareholder reporting services. For such services, MLAM pays to US Trust a quarterly fee of 0.15%, on an annual basis, of the Fund's average weekly net assets, as defined above, multiplied by the percentage of such assets (excluding any assets attributable to borrowings by the Fund) attributable to shareholders of the Fund who purchased their shares through a US Trust affiliate. US Trust is compensated directly by MLAM at no additional cost to the Fund.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, ML & Co., or US Trust.

3. Investments:
Sales of investments, excluding short-term securities, for the six months ended June 30, 1997 was $47.

Net realized and unrealized gains (losses) as of the June 30, 1997 were as follows:
                                     Realized             Unrealized
                                      Gains             Gains (Losses)

Long-term investments                       $7            $16,352,167
Interest rate swaps                         --               (391,752)
                                   -----------            -----------
Total                                       $7            $15,960,415
                                   ===========            ===========

The Fund has entered into the following interest rate swap as of June
30, 1997:

               Interest Received          Interest Paid

Notional       Current                    Current           Expiration
Amount          Rate         Type          Rate      Type      Date

$24,000,000   5.81641%     Variable*       6.89%     Fixed   7/15/2001

* 3-month LIBOR at reset date.

As of June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $16,352,167, of which $21,413,325 related to appreciated securities and $5,061,158 related to depreciated securities. The aggregate cost of investments at June 30, 1997 for Federal income tax purposes was $105,314,019.

4. Beneficial Interest Transactions:
For the six months ended June 30, 1997, shares issued and outstanding remained constant at 153,701. At June 30, 1997, total capital amounted to $76,850,423.

5. Short-Term Borrowings:
On July 11, 1996, the Fund entered into a loan commitment in the amount of $35,000,000 with Merrill Lynch International Bank Limited, an indirect wholly-owned subsidiary of ML & Co. For this commitment, the Fund pays 0.10% on any unused balance. For the six months ended June 30, 1997, the amount borrowed remained constant at $28,000,000 and the daily weighted average interest rate was 6.48%. For the six months ended June 30, 1997, facility and commitment fees aggregated $3,500.



Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its portfolio by investing borrowed money to seek the opportunity for a more broadly invested portfolio and potentially higher investment returns. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio. Leveraging also exposes Fund shareholders to the risk of potential adverse tax consequences in the event of default or adverse market action. Statements and other information herein are as dated and are subject to change.


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